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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                DATE OF REPORT (Date of earliest event reported):
                                January 29, 2003
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                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
             (Exact name of Registrant as specified in its charter)
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                                    Maryland
                            (State of Incorporation)
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                  Investment Company Act File Number: 811-9849
                            (Commission File Number)
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                                   13-4104947
                      (I.R.S. Employer Identification No.)
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                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)
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                                 (212) 850-1864
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Market Overview Update as of January 2003 and Fund Performance and Portfolio Characteristics as of December 31, 2002 for Seligman New Technologies Fund II, Inc.

ITEM 9.  REGULATION FD DISCLOSURE.

Registrant is furnishing as Exhibit 99.1 the attached Market Overview Update as of January 2003 and Fund Performance and Portfolio Characteristics as of December 31, 2002 for the Seligman New Technologies Fund II, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of January, 2003.

                                        SELIGMAN NEW TECHNOLOGIES FUND II, INC.

                                        By:  /s/Brian T. Zino
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                                               Brian T. Zino
                                               President


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